SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 14,2007


                          TURBODYNE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                      0000000                   95-4699061
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                          Identification No.)

                             36 EAST BARNETT STREET
                            VENTURA, CALIFORNIA 93001
                    (Address of principal executive offices)

                                  805-201-3133
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTOR OR PRINCIPAL OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.


 (b)-(d) As of December 2007 Mr. Albert Case resigned as the Company's Chief Executive Officer and assumed the duties of its Chief Operating Officer.

John R Adams has been appointed to the position of Chief Executive Officer of the Company. He has also been elected to the Board of Directors.

From 1988 until 2007 Mr. Adams was President of Chemical Research and Licensing Company, a unit of Shell Oil (NYSE-RDS-A), and Managing Director of CDTECH, a joint venture with Lummus Technology Inc. Prior to that position he worked for Polysar LTD, a Canadian petrochemical company, subsequently acquired by Nova Chemicals (NYSE-NCX). Mr. Adams led the acquisition of CR&L for Polysar. In 1997, CR&L was acquired by Shell Oil. He retired from CR&L in 2007.At CR&L and CDTECH, his responsibilities included everything to do with acquiring, developing and running a worldwide provider of refining and petrochemical technology. CDTECH has grown substantially and has an excellent worldwide reputation, both with customers and competitors. Many large refiners are customers in all parts of the world. Key technology product areas, such as hydrogenation, gasoline desulfurization and alkylation, were developed and successfully marketed to produce cleaner burning hydrocarbon fuels more economically. CDTECH has about 200 US patents and a large number of patent applications worldwide.Mr. Adams has a BSc in Chemical Engineering from the University of London, England and an MBA from Wayne State University. His career has focused on the development of strategy, technology, markets, purchasing and human resources.

The Company has entered into a Consulting Agreement with Mr. Adams pursuant to which he is engaged as the Chief Executive Officer for term ending December 1, 2010. Mr. Adams is required to devote such time as is necessary to his position but it is not contemplated the engagement will be fulltime. As compensation to Mr. Adams, the Company issue 12,000,000 shares of the Company's common stock (the "Shares"). The Shares will be restricted from transfer in accordance with the securities laws and the right to receive such shares will be subject to repurchase by the Company and will vest in accordance to a vesting schedule. Of such shares 4,000,000 Shares shall be "service based" and 111,111.11 Shares will vest for each month of service. Another 4,000,000 Shares shall be "revenue based" and will vest upon filing of a report with the Securities & Exchange Commission containing reviewed or audited statements the recognition of revenue for reflecting the first sale of a production model of a Company product after the date. The final 4,000,000 Shares shall be "EBITDA based" and the repurchase agreement will terminate upon filing of reports with the Securities & Exchange Commission containing reviewed or audited statements reflecting total EBITA, or earnings before taxes, interest or amortization, of $1,000,000.The unvested Shares shall be subject to repurchase by the Company in accordance with an agreement to be entered into.



ITEM 9.01 EXHIBIT INDEX

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ITEM NUMBER: DESCRIPTION:
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99.1 TURBODYNE PRESS RELEASE DATED  December 21, 2007

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           TURBODYNE TECHNOLOGIES, INC.
                           BY /S/ John Adams
                             ----------------------------------
                             John Adams
                             CHIEF EXECUTIVE OFFICER